News Release

FOR IMMEDIATE RELEASE

Friday, January 27, 2006

Gannett Co., Inc. Reports Fourth Quarter Results and 2005 Full-Year Results

McLEAN, VA - Gannett Co., Inc. (NYSE: GCI) reported today that 2005 fourth quarter earnings per diluted share from continuing operations, on a GAAP (generally accepted accounting principles) basis, were $1.44, compared with $1.44 per share for the fourth quarter of 2004. For the full year 2005, diluted earnings per share from continuing operations, on a GAAP basis, were $4.92 compared with $4.84 for 2004.

As previously reported, the company completed an exchange of properties withKnight Ridder, Inc. in August 2005. This exchange of three Gannett newspapers and Knight Ridder's Tallahassee, FL, newspaper, was accounted for as a sale of discontinued operations and a purchase of the Tallahassee newspaper. Operating results for all periods presented exclude contributions from the former Gannett properties which have been reclassified to income from discontinued operations. The exchange also resulted in an after-tax gain which was included in discontinued operations for the year.

Results for the quarter also include the Detroit Newspaper Partnership, L.P. Beginning August 1, 2005, Detroit's results have been fully consolidated in the financial statements of Gannett along with a minority interest charge for MediaNews Group's interest.

CONTINUING OPERATIONS

Total operating revenues for the company increased 6.1 percent to $2.05 billion in the fourth quarter from $1.94 billion in the similar interval in 2004. This increase is due to the full consolidation of Detroit newspaper operations. On a pro forma basis, assuming Gannett owned the same complement of properties in the fourth quarter of 2005 and 2004, total operating revenues would have been 1.9 percent lower. Reported operating expenses increased 10.8 percent in the quarter reflecting principally the full consolidation of Detroit newspaper operations. On a pro forma basis, operating expenses were up less than 1 percent. Operating cash flow (defined as operating income plus depreciation and amortization) was $646.2 million compared with $662.6 million in the year earlier quarter. Net income was $343.3 million in the fourth quarter of 2005 versus $371.9 million in the same quarter of last year.

For the year, total operating revenues rose 4.3 percent to $7.6 billion, a new record. On a pro forma basis, assuming Gannett owned the same complement of properties for all of 2005 and 2004, total operating revenues would have increased 0.4 percent. Operating cash flow declined 1.3 percent to $2.32 billion from $2.35 billion in 2004. Net income totaled $1.21 billion versus $1.30 billion in 2004.

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Average diluted shares outstanding in the fourth quarter totaled 239,128,000 compared with 257,673,000 in 2004's fourth quarter. Average diluted shares outstanding for all of 2005 were 246,256,000 versus 267,590,000 in 2004. Approximately 3.2 million shares were repurchased during the quarter and a total of approximately 17.5 million shares for the year.

Commenting on the company's performance, Craig A. Dubow, President and CEO said: "We are pleased to report record revenues for the year. We achieved these results in a subdued advertising environment and despite comparisons with more than $120 million of election and Olympic-related ad demand that benefited our results in 2004. For the quarter, our results reflect strong finishes in December at USA TODAY and our broadcasting segment. Also in the quarter, broadcasting had to overcome the $48 million in politically related advertising that bolstered results in the fourth quarter of 2004. Our domestic community newspapers experienced higher ad demand in classified employment and real estate during the quarter although auto advertising remained soft. Our operations in the United Kingdom lagged last year's results as advertising demand was impacted by the slowdown in the UK economy. Higher interest costs and newsprint expense and an unfavorable exchange rate also tempered our results for the quarter."

NEWSPAPERS

Newspaper results in the quarter and year-to-date include Exchange & Mart and Auto Exchange (acquired in September 2005), Tallahassee (acquired in August 2005), 100 percent of the Detroit Newspaper Partnership (established August 2005), PointRoll, Inc. (acquired in June 2005) and Hometown Communications (acquired in March 2005).

Operating revenues were $1.85 billion for the quarter, an 8.5 percent increase from the fourth quarter of 2004. Assuming Gannett had owned the same group of newspapers in both the fourth quarter of 2005 and 2004, advertising revenues would have declined 1.0 percent. On a comparable basis, local advertising revenues were 1.1 percent lower, classified was down 1.2 percent and national ad revenues were 0.4 percent lower. Newspaper ad volume was down 3.8 percent for the quarter. Total newspaper segment operating cash flow which includes USA TODAY and our UK properties rose 1.6 percent to $551.6 million in the fourth quarter versus $543.2 million in the same quarter of 2004.

For the quarter, total newspaper operating expenses increased 12.0 percent reflecting the full consolidation of the Detroit newspaper operations. Assuming Gannett had owned the same group of properties for the fourth quarter of 2005 and 2004, pro forma expense would have increased less than 1 percent. The consolidation of Detroit also had an impact on reported newsprint expense, which increased 14.9 percent in the quarter, reflecting higher newsprint prices.

At USA TODAY, advertising revenues rose 2.1 percent in the fourth quarter. Paid advertising pages totaled 1,226 compared with 1,315 in the same quarter of 2004. For the full year, USA TODAY's advertising revenues increased almost 1.0 percent and paid pages totaled 4,499.

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BROADCASTING

Broadcasting revenues totaled $207.6 million for the quarter, an 11 percent decrease from the fourth quarter of 2004. The decline reflects the lack of over $48 million of politically related ad demand that positively impacted results for the fourth quarter of 2004. Broadcasting operating cash flow was
$107.9 million compared with $132.6 million in the year ago quarter. Broadcasting expenses were
0.7 percent lower in the quarter.

Excluding Captivate, in the fourth quarter of 2005, television revenues were $201.8 million compared to $228.5 million in the fourth quarter of 2004.

NON-OPERATING ITEMS

Interest expense for the fourth quarter was $62.3 million compared to $41.0 million in the same quarter of 2004. The increase is attributable to both higher short-term interest rates and debt outstanding related to share repurchase activity and acquisitions. Other non-operating income primarily reflects non-operating charges for minority interests and Internet investment costs offset by currency gains, investment income and a minor, non-monetary gain recorded in connection with the reorganization of the Texas-New Mexico Newspapers Partnership.

During the quarter, the company together with MediaNews Group agreed to expand and reorganize the Texas-New Mexico Newspapers Partnership to include four Pennsylvania newspapers. Gannett contributed the Public Opinion of Chambersburg, PA, to the partnership and recognized a non-monetary gain. MediaNews contributed three newspapers. When the transaction closed on December 25, 2005, the company's ownership interest in the partnership was reduced and MediaNews Group became the managing partner. Beginning in the first period of 2006, the Texas-New Mexico Newspapers Partnership will no longer be consolidated in the company's financial statements and the company's interest in the partnership results will be included in other operating revenues.

At the end of the year, Gannett had more than 100 domestic publishing Web sites, including USATODAY.com, one of the most popular newspaper sites on the Web. The company also had Web sites in all of its 19 television markets. In December, Gannett's consolidated domestic Internet audience share was approximately 21 million unique visitors reaching about 13.5 percent of the Internet audience according to Nielsen//NetRatings. Newsquest is also an Internet leader in the UK where its network of Web sites attracted more than 31 million monthly page impressions from more than 2.7 million unique users.

All references in this release to "comparable" revenue results and "operating cash flow" are to non-GAAP financial measures. Management believes that this use allows management and investors to analyze and compare the Company's results in a more meaningful and consistent manner. A reconciliation of the non-GAAP operating cash flow amounts to the Company's consolidated statements of income is attached.

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As previously announced, the company will hold an earnings conference call at 10:00 a.m. ET today. The call can be accessed via a live Webcast through the Investor Relations section of the company's Web site, www.gannett.com, or listen-only conference lines. U.S. callers should dial 1-800-967-7184 and international callers should dial 719-457-2633 at least 10 minutes prior to the scheduled start of the call. The confirmation code for the conference call is 1894456. To access the replay, dial 1-888-203-1112 in the U.S. International callers should use the number 719-457-0820. The confirmation code for the replay is 1894456. Materials related to the call will be available through the Investor Relations section of the company's Web site Friday morning.

Gannett Co., Inc. is a leading international news and information company that publishes 91 daily newspapers in the USA, including USA TODAY, the nation's largest-selling daily newspaper. The company also owns more than 1,000 non-daily publications in the USA and USA WEEKEND, a weekly newspaper magazine. Gannett subsidiary Newsquest is the United Kingdom's second largest regional newspaper company. Newsquest publishes more than 300 titles, including 17 daily newspapers, and a network of prize-winning Web sites. Gannett also operates 21 television stations in the United States and is an Internet leader with sites sponsored by its TV stations and newspapers including USATODAY.com, one of the most popular news sites on the Web.

Certain statements in this press release may be forward looking in nature or "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The forward looking statements contained in this press release are subject to a number of risks, trends and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the company's SEC reports, including the company's annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this press release should be evaluated in light of these important risk factors.

Gannett is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this press release by wire services, Internet service providers or other media.

For investor inquiries, contact: For media inquiries, contact:

Jeffrey Heinz
Director, Investor Relations
703-854-6917
jheinz@gannett.com

Tara Connell
Vice President of Corporate Communications
703-854-6049
tjconnel@gannett.com

# # #

CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                      Thirteen weeks ended         % Inc
                                  Dec. 25,2005    Dec. 26,2004      (Dec)
Net Operating Revenues:
Newspaper advertising           $   1,394,201    $   1,278,799        9.0
Newspaper circulation                 328,750          309,564        6.2
Broadcasting                          207,649          233,395      (11.0)
Other                                 124,354          114,755        8.4
                                -------------    -------------     ------
Total                               2,054,954        1,936,513        6.1
                                -------------    -------------     ------
Operating Expenses:
Cost of sales and operating
 expenses, exclusive of
 depreciation                       1,089,209          971,523       12.1
Selling, general and
 administrative expenses,
 exclusive of depreciation            319,551          302,426        5.7
Depreciation                           60,575           55,965        8.2
Amortization of intangible
 assets                                 7,952            3,324      139.2
                                -------------    -------------     ------
Total                               1,477,287        1,333,238       10.8
                                -------------    -------------     ------
Operating income                      577,667          603,275      (4.2)
                                -------------    -------------     ------
Non-operating income
 (expense):
Interest expense                      (62,270)         (41,043)      51.7
Other                                      68             (993)       ***
                                -------------    -------------     ------
Total                                 (62,202)         (42,036)      48.0
                                -------------    -------------     ------
Income before income taxes            515,465          561,239      (8.2)
Provision for income taxes            172,200          189,300      (9.0)
                                -------------    -------------     ------
Income from continuing
    operations                  $     343,265    $     371,939      (7.7)
                                -------------    -------------     ------
Discontinued Operations:
  Income from the operation of
  discontinued operations,
  net of tax                              -              6,198    (100.0)
                                -------------    -------------     ------
Net income                      $     343,265    $     378,137      (9.2)
                                =============    =============     ======

Earnings from continuing
operations per share-basic              $1.44            $1.46      (1.4)

Earnings from discontinued
operations:
  Discontinued operations
  per share-basic                         -               0.02        ***
                                -------------    -------------     ------
Net income per share-basic              $1.44            $1.48      (2.7)
                                =============    =============     ======
Earnings from continuing
operations per share-diluted            $1.44            $1.44        -

Earnings from discontinued
operations:
  Discontinued operations
  per share-diluted                       -               0.02        ***

                                -------------    -------------     ------
Net income per share-diluted            $1.44            $1.47      (2.0)
                                =============    =============     ======
Dividends per share                     $0.29            $0.27       7.4
                                =============    =============     ======

Note:Beginning August 1, 2005, Newspaper publishing results (revenues and expenses) reflect 100% of Detroit newspaper operations. Prior to that date, the company's 50% interest in Detroit's operating income was reflected in
     Other revenues.

CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited,in thousands of dollars (except per share amounts)

                                    Fifty-Two weeks ended          % Inc
                                Dec. 25, 2005    Dec. 26, 2004      (Dec)
Net Operating Revenues:
Newspaper advertising           $   5,161,208    $   4,835,335       6.7
Newspaper circulation               1,264,031        1,218,486       3.7
Broadcasting                          736,452          821,543     (10.4)
Other                                 437,248          408,298       7.1
                                -------------    -------------     ------
Total                               7,598,939        7,283,662       4.3
                                -------------    -------------     ------
Operating Expenses:
Cost of sales and operating
 expenses, exclusive of
 depreciation                       4,061,246        3,776,623       7.5
Selling, general and
 administrative expenses,
 exclusive of depreciation          1,215,256        1,153,429       5.4
Depreciation                          251,130          229,500       9.4
Amortization of intangible
 assets                                23,236           11,634      99.7
                                -------------    -------------     ------
Total                               5,550,868        5,171,186       7.3
                                -------------    -------------     ------
Operating income                    2,048,071        2,112,476      (3.0)
                                -------------    -------------     ------
Non-operating income
 (expense):
Interest expense                     (210,625)        (140,647)     49.8
Other                                 (19,591)         (11,646)     68.2
                                -------------    -------------     ------
Total                                (230,216)        (152,293)     51.2
                                -------------    -------------     ------
Income before income taxes          1,817,855        1,960,183      (7.3)
Provision for income taxes            606,600          664,800      (8.8)
                                -------------    -------------     ------
Income from continuing
   operations                   $   1,211,255    $   1,295,383      (6.5)
                                -------------    -------------     ------
Discontinued Operations:
  Income from the operation of
  discontinued operations,
  net of tax                           14,644           21,803     (32.8)
  Gain on sale of newspaper
  businesses, net of tax               18,755              -          ***
                                -------------    -------------     ------
Net income                     $    1,244,654   $    1,317,186      (5.5)
                                =============    =============     ======

Earnings  from continuing
operations per share-basic              $4.94            $4.89       1.0

Earnings  from discontinued
operations:
  Discontinued operations
  per share-basic                        0.06             0.08     (25.0)

  Gain on sale of newspaper
  businesses
  per share-basic                        0.08              -         ***
                                -------------    -------------     ------
Net income per share-basic              $5.08            $4.98       2.0
                                =============    =============     ======
Earnings  from continuing
operations per share-diluted            $4.92            $4.84       1.7

Earnings  from discontinued
operations:
  Discontinued operations
  per share-diluted                      0.06             0.08     (25.0)

  Gain on sale of newspaper
  businesses
  per share-diluted                      0.08              -          ***
                                -------------    -------------     ------
Net income per share-diluted            $5.05            $4.92       2.6
                                =============    =============     ======
Dividends per share                     $1.12            $1.04       7.7
                                =============    =============     ======

Note:Beginning August 1, 2005, Newspaper publishing results (revenues and expenses) reflect 100% of Detroit newspaper operations. Prior to that date, the company's 50% interest in Detroit's operating income was reflected in
     Newspaper Other revenues.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Excluding discontinued operations
Unaudited, in thousands of dollars
                                  Thirteen weeks ended          % Inc
                            Dec. 25, 2005    Dec. 26, 2004      (Dec)
Net Operating Revenues:
Newspaper publishing        $   1,847,305    $   1,703,118        8.5
Broadcasting                      207,649          233,395      (11.0)
                            -------------    -------------     ------
Total                       $   2,054,954    $   1,936,513        6.1
                            =============    =============     ======
Operating Income (net
 of depreciation and
 amortization):
Newspaper publishing        $     494,780    $     494,994        0.0
Broadcasting                      100,231          125,264      (20.0)
Corporate                         (17,344)         (16,983)      (2.1)
                            -------------    -------------     ------
Total                       $     577,667    $     603,275       (4.2)
                            =============    =============     ======
Depreciation and
 Amortization:
Newspaper publishing        $      56,844    $      48,162       18.0
Broadcasting                        7,682            7,370        4.2
Corporate                           4,001            3,757        6.5
                            -------------    -------------     ------
Total                       $      68,527    $      59,289       15.6
                            =============    =============     ======
Operating Cash Flow:
Newspaper publishing        $     551,624    $     543,156        1.6
Broadcasting                      107,913          132,634      (18.6)
Corporate                         (13,343)         (13,226)      (0.9)
                            -------------    -------------     ------
Total                       $     646,194    $     662,564       (2.5)
                            =============    =============     ======

Broadcasting includes results from the company's 21 television stations and
Captivate Network, Inc. Captivate is a national news and entertainment network which delivers programming and full motion video advertising through wireless digital video screens in elevators of premier office towers. Captivate was acquired in early April 2004.
Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation and amortization expense. See attachment for reconciliation of amounts to the Consolidated Statements of
Income.
Beginning August 1, 2005, Newspaper publishing results (revenues and expenses)
reflect 100% of Detroit newspaper operations. Prior to that date, the company's
50% interest in Detroit's operating income was reflected in Newspaper publishing revenues.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Excluding discontinued operations
Unaudited, in thousands of dollars
                                  Fifty-Two weeks ended         % Inc
                            Dec. 25, 2005    Dec. 26, 2004      (Dec)
Net Operating Revenues:
Newspaper publishing        $   6,862,487    $   6,462,119        6.2
Broadcasting                      736,452          821,543      (10.4)
                            -------------    -------------     ------
Total                       $   7,598,939    $   7,283,662        4.3
                            =============    =============     ======
Operating Income (net
 of depreciation and
 amortization):
Newspaper publishing        $   1,805,221    $   1,778,611        1.5
Broadcasting                      310,935          400,743      (22.4)
Corporate                         (68,085)         (66,878)      (1.8)
                            -------------    -------------     ------
Total                       $   2,048,071    $   2,112,476       (3.0)
                            =============    =============     ======
Depreciation and
 Amortization:
Newspaper publishing        $     227,052    $     196,221       15.7
Broadcasting                       31,081           29,341        5.9
Corporate                          16,233           15,572        4.2
                            -------------    -------------     ------
Total                       $     274,366    $     241,134       13.8
                            =============    =============     ======
Operating Cash Flow:
Newspaper publishing        $   2,032,273    $   1,974,832        2.9
Broadcasting                      342,016          430,084      (20.5)
Corporate                         (51,852)         (51,306)      (1.1)
                            -------------    -------------     ------
Total                       $   2,322,437    $   2,353,610       (1.3)
                            =============    =============     ======

Broadcasting includes results from the company's 21 television stations and
Captivate Network, Inc. Captivate is a national news and entertainment network which delivers programming and full motion video advertising through wireless digital video screens in elevators of premier office towers. Captivate was acquired in early April 2004.
Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation and amortization expense. See attachment for reconciliation of amounts to the Consolidated Statements of
Income.
Beginning August 1, 2005, Newspaper publishing results (revenues and expenses)
reflect 100% of Detroit newspaper operations. Prior to that date, the company's
50% interest in Detroit's operating income was reflected in Newspaper publishing revenues.

NON-GAAP FINANCIAL INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

"Operating Cash Flow", a non-GAAP measure, is defined as operating income plus depreciation and amortization of intangible assets.
Management believes that the use of this measure allows investors and management to measure, analyze and compare the cash resources generated from its business segment operations in a meaningful and consistent manner. The focus on operating cash flow is appropriate given the consistent and generally predictable strength of cash flow generation by newspaper and television operations, and the short period of time it takes to convert new orders to cash.
A reconciliation of these non-GAAP amounts to the company's operating income, which the company believes is the most directly comparable financial measure calculated and presented in accordance with GAAP on the company's consolidated statements of income, follows:

Thirteen weeks ended Dec. 25, 2005
                   Newspaper                            Consolidated
                  Publishing   Broadcasting Corporate      Total
                  ----------   ----------   ---------   ------------
Operating
 cash flow        $  551,624   $  107,913   $ (13,343)  $    646,194
Less:
Depreciation         (49,081)      (7,493)     (4,001)       (60,575)
Amortization          (7,763)        (189)        -           (7,952)
                  ----------   ----------   ---------   ------------
Operating Income  $  494,780   $  100,231   $ (17,344)  $    577,667
                  ==========   ==========   =========   ============

Thirteen weeks ended Dec. 26, 2004
                   Newspaper                            Consolidated
                  Publishing   Broadcasting Corporate      Total
                  ----------   ----------   ---------   ------------
Operating
 cash flow        $  543,156   $  132,634   $ (13,226)  $    662,564
Less:
Depreciation         (45,001)      (7,207)     (3,757)       (55,965)
Amortization          (3,161)        (163)        -           (3,324)
                  ----------   ----------   ---------   ------------
Operating Income  $  494,994   $  125,264   $ (16,983)  $    603,275
                  ==========   ==========   =========   ============

Fifty-Two weeks ended Dec. 25, 2005
                   Newspaper                            Consolidated
                  Publishing   Broadcasting Corporate      Total
                  ----------   ----------   ---------   ------------
Operating
 cash flow        $2,032,273   $  342,016  $  (51,852)  $  2,322,437
Less:
Depreciation        (204,830)     (30,067)    (16,233)      (251,130)
Amortization         (22,222)      (1,014)       -           (23,236)
                  ----------   ----------   ---------   ------------
Operating Income  $1,805,221   $  310,935  $  (68,085)  $  2,048,071
                  ==========   ==========   =========   ============

Fifty-Two weeks ended Dec. 26, 2004
                   Newspaper                            Consolidated
                  Publishing   Broadcasting Corporate      Total
                  ----------   ----------   ---------   ------------
Operating
 cash flow        $1,974,832   $  430,084   $(51,306)  $   2,353,610
 Less:
Depreciation       (185,062)     (28,866)    (15,572)       (229,500)
Amortization        (11,159)        (475)         -          (11,634)
                  ----------   ----------   ---------   ------------
Operating Income  $1,778,611   $  400,743   $(66,878)  $   2,112,476
                  ==========   ==========   =========   ============